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                                                            EXHIBIT 10.3

                                WARRANT AGREEMENT

                          dated as of January 12, 2000

                                     between

                             MCM CAPITAL GROUP, INC.

                                       and

                             TRIARC COMPANIES, INC.

                                       for

                              Warrants to Purchase

                         100,000 shares of Common Stock
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                                WARRANT AGREEMENT

      This WARRANT AGREEMENT, dated as of January 12, 2000 (this "Agreement") is entered into by and between MCM Capital Group, Inc., a Delaware corporation (the "Company"), and Triarc Companies, Inc., a Delaware corporation ("Triarc").

                              W I T N E S S E T H:

      WHEREAS, the Company is a party with ING (U.S.) Capital LLC (the "Purchaser") to that certain Note Purchase Agreement, dated as of January 12, 2000 (the "Note Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to the Purchaser, and the Purchaser has agreed to purchase, certain securities of the Company;

      WHEREAS, Triarc and the Purchaser have entered into that certain Guaranty and Option Agreement, dated as of January 12, 2000 (the "Guaranty"), pursuant to which Triarc has agreed, on the terms and subject to the limitations set forth therein, to guarantee certain obligations of the Company under the Series No. 1 Notes (as defined herein); and

      WHEREAS, in order to induce Triarc to enter into the Guaranty, and as partial consideration therefor, the Company has agreed to issue to Triarc warrants which, subject to the adjustments provided herein, entitle Triarc to purchase 100,000 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock").

      NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01. CERTAIN DEFINED TERMS. Unless the context otherwise requires, the following terms, when used in this Agreement, shall have the respective meanings specified below :

      "Additional Notes" shall mean up to $40,000,000 in aggregate principal amount of notes issued by the Company subsequent to the Closing Date pursuant to
Section 6.2.2(b) of the Note Purchase Agreement.

      "Additional Warrants" shall mean warrants, options or similar rights to purchase Common Stock on terms and conditions, and in a form, substantially similar to the Purchaser Warrants, which are issued to the purchasers of Additional Notes in connection with the sale of such Additional Notes by the Company and the purchase thereof by such purchaser.

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      "Affiliate" shall have the meaning specified in the Note Purchase
Agreement.

      "Agreement" or "this Agreement" shall have the meaning specified in the preamble to this Agreement.

      "Board" shall mean the board of directors of the Company.

      "Closing Date" shall have the meaning specified in the Note Purchase Agreement.

      "Common Stock" shall have the meaning specified in the recitals to this Agreement.

      "Company" shall have the meaning specified in the preamble to this Agreement.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

      "Exercise Price" shall have the meaning specified in Section 3.01.

      "Expiration Date" shall be January 12, 2005.

      "Fair Market Value" shall mean, with respect to any shares of Common Stock as of any date of determination, (i) if such shares of Common Stock are not Publicly Traded, the fair value of such shares of Common Stock (A) as determined reasonably and in good faith in the most recently completed arm's-length transaction between the Company and an unaffiliated third party in which such determination is necessary and the closing of which shall have occurred within the six months preceding such date of determination, or (B) if no such transaction shall have occurred within such six-month period, as determined in accordance with the Valuation Criteria reasonably and in good faith by an Independent Financial Expert appointed by the Board and consented to by Triarc (such consent not to be unreasonably withheld); or (ii) if such shares of Common Stock are Publicly Traded, the Market Price of such shares of Common Stock on the trading day immediately preceding such date of determination; provided, however, that with respect to shares of Common Stock issuable upon the exercise of options under a stock option plan or the issuance of shares of Common Stock under an employee stock incentive plan, the Fair Market Value of such shares shall be determined in accordance with the applicable provisions of such plan (if any).

      "Holders" shall mean the registered holders from time to time of the Warrants and, unless otherwise provided or indicated herein, the registered holders from time to time of the Underlying Common Stock.

      "Independent Financial Expert" shall mean a nationally recognized investment banking firm (i) that does not (and whose directors, officers, employees and affiliates do not) have a direct or indirect financial interest in the Company or any of its Affiliates, and (ii) that is not, and none of whose directors, officer, employees or Affiliates are, at the time it is called upon to render independent financial advice to the Company, a promoter, director or officer of the Company or any of its Affiliates or an underwriter or placement agent with respect to any of the

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securities of the Company or any of its Affiliates, nor have the Company or any such directors, officers, employees or Affiliates acted in such capacity during the three year period prior thereto.

       "Market Price" shall mean, with respect to any shares of Common Stock that are Publicly Traded, for any specified trading day, (i) in the case of shares of Common Stock listed or admitted to trading on any securities exchange or on the Nasdaq National Market or the Nasdaq SmallCap Market, the average closing price, or if no sale takes place on a particular day, the average of the closing bid and asked prices on such day, for the ten (10) trading days prior to the date in question, (ii) in the case of shares of Common Stock not then listed or admitted to trading on any securities exchange or on the Nasdaq National Market or the Nasdaq SmallCap Market, the average last reported sale price, or if no sale takes place on a particular day, the average of the closing bid and asked prices on such day, for the ten (10) trading days prior to the date in question, as reported by a reputable quotation source designated by the Company, and (iii) if there are no bid and asked prices reported during the ten (10) trading days prior to the specified date, the Fair Market Value of such shares of Common Stock as determined as if such shares of Common Stock were not Publicly Traded.

      "Note Purchase Agreement" shall have the meaning specified in the recitals to this Agreement.

      "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or other entity or any government or political subdivision, agency or instrumentality thereof, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

      "Publicly Traded" shall mean, relative to any security, that such security is (i) listed on a domestic securities exchange, (ii) quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, or (iii) traded in the domestic over-the-counter market, which trades are reported on the OTC Electronic Bulletin Board or reported by the National Quotation Bureau, Incorporated.

      "Purchaser" shall have the meaning specified in the recitals to this Agreement.

      "Purchaser Warrants" shall mean the warrants issued to the Purchaser on the Closing Date as contemplated by the Note Purchase Agreement and that certain Warrant Agreement, dated as of January 12, 2000, by and between the Company and the Purchaser, which warrants initially entitle the Purchaser to purchase 428,571 shares of Common Stock.

      "Rights" shall mean any "poison pill" or similar shareholder rights issued pursuant to a "poison pill" shareholder rights plan or similar plan.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

      "Series No. 1 Note" shall have the meaning specified in the Note Purchase Agreement.

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      "Taxes" shall mean all transfer, stamp, documentary and other similar taxes, assessments or charges levied by any governmental or revenue authority in respect hereof in respect of any Warrant or any Warrant Certificate, excluding, however, franchise taxes and taxes, assessments or charges levied or imposed on or measured by the net income or receipts of any Person.

      "Triarc" shall have the meaning specified in the preamble to this Agreement.

      "Underlying Common Stock" shall mean the shares of Common Stock issuable or issued upon the exercise of the Warrants.

      "Valuation Criteria" shall mean one or more valuation methods that the Independent Financial Expert or the Board, as the case may be, in its professional or reasonable business judgment, as the case may be, determines to be most appropriate for use in determining the Fair Market Value of any securities for which such determination is required pursuant to this Agreement.

      "Warrant Certificates" shall have the meaning specified in Section 2.01 of this Agreement.

      "Warrants" shall mean the warrants issued to Triarc on the Closing Date as contemplated by this Agreement and the Note Purchase Agreement, which warrants initially entitle Triarc to purchase 100,000 shares of Common Stock.

                                   ARTICLE II
                      ORIGINAL ISSUE OF WARRANTS; TRANSFER

      Section 2.01. FORM OF WARRANT CERTIFICATES. The Warrants shall be evidenced by certificates in registered form only and substantially in the form attached hereto as Exhibit A (the "Warrant Certificates"), shall be dated the date on which signed by the Company and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation applicable thereto, with any rule or regulation of any securities exchange or association on which the Warrants may be listed, or to conform to customary usage.

      Section 2.02. EXECUTION AND DELIVERY OF WARRANT CERTIFICATES. Warrant Certificates evidencing the Warrants shall be executed by the Company and delivered on the Closing Date to Triarc. The Warrant Certificates shall be executed on behalf of the Company by one or more duly authorized officers of the Company.

      Section 2.03. TRANSFER OF WARRANTS.

            (a) Subject to clause (b) of this Section 2.03 and provided that all conditions to transfer set forth in this Agreement have been satisfied, each Warrant and the rights thereunder may be transferred by the Holder thereof delivering to the Company the Warrant Certificate evidencing such Warrant accompanied by a properly completed assignment form (a form of

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which is attached to the form of Warrant Certificate attached as Exhibit A to this Agreement). Within ten (10) Business Days of receipt of such assignment form, the Company shall issue and deliver to the transferee, subject to clause
(b) below, a Warrant Certificate of like kind and tenor representing the transferred Warrants and to the transferor a Warrant Certificate of like kind and tenor representing any Warrants evidenced by such original certificate that are not being transferred. Each Warrant Certificate issued pursuant to this
Section 2.03 shall be substantially in the form of Exhibit A to this Agreement and shall bear the restrictive legends set forth thereon (unless, with respect to the legend regarding transfer under applicable securities laws, the Holder or transferee thereof supplies to the Company an opinion of counsel, reasonably satisfactory to the Company, that the restrictions described in such legend are no longer applicable to such Warrants).

            (b) The transfer of Warrants shall be permitted only pursuant to a transaction that complies with, or is exempt from, the provisions of the Securities Act and any applicable provisions of state securities laws, and the Company may require an opinion of counsel, reasonably satisfactory to the Company, to such effect prior to the transfer of any Warrant.

                                   ARTICLE III
                 EXERCISE PRICE; EXERCISE OF WARRANTS GENERALLY

      Section 3.01. EXERCISE PRICE. Each Warrant Certificate shall entitle the Holder thereof, subject to the provisions of the Agreement, to purchase one share of Common Stock for each Warrant represented thereby at an exercise price (the "Exercise Price") of $0.01 per share.

      Section 3.02. EXERCISE OF WARRANTS. Subject to the terms and conditions set forth herein, the Warrants shall be exercisable at any time from the date of issuance through the Expiration Date.

      Section 3.03. EXPIRATION OF WARRANTS. The Warrants shall terminate and become void as of the close of business on the Expiration Date.

      Section 3.04. METHOD OF EXERCISE.

            (a) In order to exercise a Warrant, the Holder thereof must surrender the Warrant Certificate evidencing such Warrant to the Company, with one of the forms on the reverse of or attached to the Warrant Certificate duly executed, and by paying in full to the Company (i) by wire transfer of immediately available funds, or (ii) by certified or official bank check, or
(iii) by any combination of the foregoing, the Exercise Price for each share of Underlying Common Stock as to which Warrants are then being exercised. A Holder may exercise such Holder's Warrant for the full number of shares of Underlying Common Stock issuable upon exercise thereof (subject to the limitations set forth in Section 3.02) or any lesser number of whole shares of Underlying Common Stock.

            (b) Not later than the fifth Business Day following the later of (i) surrender of a Warrant Certificate in conformity with the foregoing provisions or (ii) payment by the Holder of the full Exercise Price for the shares of Underlying Common Stock as to which such Warrants

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are then being exercised, the Company shall transfer to the Holder of such
Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock or other securities or property (including any money) to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the person or persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 4.04. If such Warrant Certificate shall not have been exercised in full, the Company will issue to such Holder a new Warrant Certificate exercisable for the number of shares of Underlying Common Stock as to which such Warrant shall not have been exercised. Any registration of Underlying Common Stock issued upon exercise of a Warrant in the name of any person other than the registered holder of the Warrant shall be subject to Sections 5.03 and 5.04 of this Agreement.

            (c) Each person in whose name any certificate representing shares of Underlying Common Stock is issued shall for all purposes be deemed to have become the holder of record of such shares of Underlying Common Stock on the date on which the Warrant Certificate was surrendered to the Company and payment of the Exercise Price therefor, irrespective of the date of delivery of such certificate representing shares of Underlying Common Stock.

      Section 3.05. CANCELLATION OF WARRANTS. The Company shall cancel any Warrant Certificate delivered to it for exercise, in whole or in part, or delivered to it for transfer, exchange or substitution, and no Warrant Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall destroy canceled Warrant Certificates. If the Company shall acquire any of the Warrants, such acquisition shall not operate as a redemption or termination of the right represented by such Warrants unless and until the Warrant Certificates evidencing such Warrants are surrendered to the Company for cancellation.

                                   ARTICLE IV
                                   ADJUSTMENTS

      Section 4.01. ADJUSTMENTS. The number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

            (a) Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassifications. In the event that the Company shall (i) pay a dividend or make any other distribution with respect to its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a merger, consolidation or other business combination in which the Company is the continuing corporation), the number of shares of Common Stock issuable upon exercise of each Warrant immediately prior to the record date for such dividend or distribution, or the effective date of such subdivision or combination, shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that such Holder would have owned or have

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been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.01(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            (b) Issuance of Common Stock, Rights, Options or Warrants at Lower Values.

                  (i) In the event that the Company shall issue or sell shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, at a price per share of Common Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing
(x) the total amount of Consideration receivable by the Company in respect of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total Consideration, if any, payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower than the then Fair Market Value per share of the Common Stock immediately prior to such sale or issuance, then the number of shares of Common Stock thereafter issuable upon the exercise of each Warrant then outstanding shall equal the Pre-Issuance Value per Warrant divided by the Unadjusted Post-Issuance Value per Warrant. Such adjustment shall be made successively whenever any such sale or issuance is made.

                  (ii) For purposes of this Section 4.01(b), (A) "Pre-Issuance Value per Warrant" shall mean (1) the total number of shares of Common Stock then issuable upon exercise of each Warrant, multiplied by (2) the Fair Market Value per share of Common Stock immediately prior to any issuance or sale described in Section 4.01(b)(i); and (B) "Unadjusted Post-Issuance Value per Warrant" shall mean (1) the sum of (x) the total number of shares of Common Stock (including shares of Common Stock issuable upon exercise of outstanding Warrants and Additional Warrants) outstanding immediately prior to any issuance or sale described in Section 4.01(b)(i), multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (y) the total number of additional shares of Common Stock issued or sold by the Company (including, in the case of rights, options, warrants or convertible or exchangeable securities, the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities), multiplied by the price per share of Common Stock for which such additional shares of Common Stock were issued or sold (including, in the case of rights, options, warrants or convertible or exchangeable securities, the total amount of Consideration per share receivable by the Company in respect of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total Consideration per share, if any, payable to the Company upon exercise, conversion or exchange thereof), divided by (2) the total number of shares of Common Stock outstanding immediately after such issuance or sale (including, in the case of rights, options, warrants or convertible or exchangeable securities, the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities and including shares of Common Stock issuable upon exercise of outstanding Warrants and Additional Warrants).

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                  (iii) In the event that the Company shall issue and sell
shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "Consideration" receivable by or payable to the Company for purposes of this Section 4.01, the Board shall determine, in good faith, the fair value of such property. In the event that the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "Consideration" receivable by or payable to the Company for purposes of this Section 4.01, the Board shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

                  (iv) Any adjustment to the number of shares of Common Stock issuable upon exercise of all Warrants then outstanding made pursuant to this
Section 4.01(b) shall be allocated among each Warrant then outstanding on a pro rata basis.

                  (v) Notwithstanding anything herein to the contrary, the provisions of this Section 4.01(b) shall not apply to any of the following:

                        (A) the grant or issuance of restricted stock, options or other similar rights issued pursuant to employee stock option plans, directors stock option plans or similar plans providing for options or other similar rights to purchase Common Stock covering in the aggregate not in excess of 20% of the fully-diluted shares of Common Stock issued and outstanding from time to time, or the issuance of shares upon exercise of any such options or other similar rights,

                        (B) the issuance of shares upon the exercise of options, warrants, convertible or exchangeable securities, or similar securities that are convertible into Common Stock in accordance with their terms, that are issued and outstanding as of the date of this Agreement (giving effect to the transactions relating to the issuance of the Series No. 1 Notes, including without limitation the issuance of the Warrants and the Purchaser Warrants),

                        (C) the issuance of any Additional Warrants,

                        (D) the issuance of any Rights,

                        (E) the issuance of shares of capital stock pursuant to any stock dividend, stock split or other distribution in respect of outstanding shares, and

                        (F) the issuance of Common Stock or securities convertible into Common Stock pursuant to an underwritten offering (including, without limitation, any such securities issued pursuant to the underwriters' overallotment option).

            (c)   [Reserved].

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            (d) Issuance of Rights. In the event that the Company shall distribute any Rights prior to the exercise or expiration of the Warrants, the Company shall make proper provision so that each Holder who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights determined as follows: (A) if such exercise occurs on or prior to the date fixed for the distribution to the holders of Rights of separate securities evidencing such Rights, the same number of Rights to which a holder of a number of shares of Common Stock equal to the number of shares of Underlying Common Stock issuable upon such exercise would have been entitled at the time of such exercise in accordance with the terms and provisions applicable to the Rights, and (B) if such exercise occurs after such distribution date, the same number of Rights to which a holder of the number of shares of Underlying Common Stock into which the Warrant so exercised was exercisable immediately prior to such distribution date would have been entitled on the distribution date in accordance with the terms and provisions applicable to the Rights.

            (e) Expiration Of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges that have previously resulted in an adjustment pursuant to Section 4.01(b), if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the Consideration actually received by the Company upon such exercise plus the Consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised.

            (f) De Minimis Adjustments. No adjustment in the number of shares of Common Stock issuable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of share of Common Stock purchasable upon an exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.01(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-tenth of a share.

      Section 4.02. DETERMINATION OF ADJUSTMENT. Whenever the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted as herein provided, a certificate of an officer of the Company setting forth the number of shares of Common Stock issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made (in reasonable detail), shall, absent demonstrable error, be conclusive evidence of such adjustment. The Company shall be entitled to rely on such certificate and shall exhibit the same from time to time to any Holder desiring an inspection thereof during normal business hours.

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      Section 4.03. STATEMENT ON WARRANTS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants, certificates evidencing Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

      Section 4.04. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 4.04, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash calculated by it to be equal to the then Fair Market Value per share of Common Stock multiplied by such fraction computed to the nearest whole cent.

                                    ARTICLE V
                              ADDITIONAL AGREEMENTS

      Section 5.01. WARRANT TRANSFER BOOKS.

            (a) The Warrant Certificates shall be issued in registered form only. The Company shall keep at its executive office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided.

            (b) Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, duly executed by the Holder thereof or his attorney duly authorized in writing.

      Section 5.02. NO STOCK RIGHTS. Prior to the exercise of the Warrants, no holder of a Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon any holder of a Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as specifically provided herein), or to receive dividends or subscription rights or otherwise.

      Section 5.03. RESTRICTIONS ON TRANSFER. The Holder of any Warrant Certificate, by acceptance thereof, acknowledges and agrees that without limitation of the obligations set forth in Section 5.07, it shall be a condition precedent to any transfer of the

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Warrant that each proposed transferee execute and deliver to the Company the documentation required by such Section 5.07.

      Section 5.04. NO REGISTRATION OF WARRANTS OR UNDERLYING COMMON STOCK UNDER SECURITIES LAWS; OTHER REGULATORY FILINGS.

            (a) Neither the Warrants nor the Underlying Common Stock have been registered under the Securities Act or any state securities laws.

            (b) The Holder of any Warrant Certificate, by acceptance thereof, represents that it is acquiring the Warrants to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate any Warrants or any Underlying Common Stock unless (i) such transfer is made in connection with an effective registration statement under the Securities Act and any applicable state securities laws or
(ii) the Holder thereof has furnished the Company a satisfactory opinion of counsel for such Holder to the effect that such transaction is exempt from the registration requirements of the Securities Act, the rules and regulations in effect thereunder and any applicable state securities laws.

            (c) Each Holder of Warrants also hereby acknowledges that any exercise of the Warrants may be subject to the filing requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and agrees to make any such required filings prior to any such exercise.

      Section 5.05. RESERVATION OF COMMON STOCK FOR ISSUANCE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which shall be so issuable shall, upon such issue and upon payment of the exercise price therefor as provided herein and in the applicable Warrant Certificate, be duly and validly issued and fully paid and non-assessable.

      Section 5.06. PAYMENT OF TAXES. The Company shall pay all Taxes that may be imposed on the Company or on the Warrants or on any securities deliverable upon exercise of Warrants with respect thereto. The Company shall not be required, however, to pay any Taxes or other charges imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant.

      Section 5.07. CERTAIN PERSONS TO EXECUTE AGREEMENT. Without in any way limiting any transfer restrictions contained elsewhere herein, no Holder shall sell or otherwise transfer any Warrants held by such Holder, unless, prior to the consummation of any such sale or other disposition, the person to whom such sale or other disposition is proposed to be made executes and delivers to the Company an agreement, in form and substance satisfactory to the Company, whereby such prospective transferee confirms that, with respect to the Warrants that are the subject of such sale or other disposition, it shall be deemed to be a "Holder" for the purposes of this Agreement and agrees to be bound by all the terms of this Agreement. Upon the execution and delivery by such prospective transferee of the agreement referred to in the next preceding sentence, and subject to all applicable transfer restrictions, such prospective transferee shall be deemed a "Holder" for the purposes of this Agreement, and shall have the rights and be subject to the obligations of a Holder hereunder with respect to the Warrants held by such prospective transferee.

                                   ARTICLE VI
                                  MISCELLANEOUS

         Section 6.01. EXPENSES. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         Section 6.02. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at their addresses set forth on the signature pages to this Agreement (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 6.02).

         Section 6.03. HEADINGS. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning, construction or interpretation of this Agreement.

         Section 6.04. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

         Section 6.05. MUTILATED OR MISSING WARRANT CERTIFICATES. If any Warrant Certificate is lost, stolen, mutilated or destroyed, the Company in its discretion may issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, and upon receipt of a proper affidavit or other evidence satisfactory to the Company (and surrender of any mutilated Warrant Certificate) and bond of indemnity in form and amount and with corporate surety satisfactory to the Company in each instance protecting the Company, a new Warrant Certificate of like tenor and exercisable for an equivalent number of shares of Common

Stock as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate at any time shall be enforceable by anyone. An applicant for such a substitute Warrant Certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe. All Warrant Certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

         Section 6.06. ENTIRE AGREEMENT. This Agreement and the documents referred to herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, between or among the parties with respect to the subject matter hereof.

         Section 6.07. NO THIRD PARTY BENEFICIARIES. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, whether express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

         Section 6.08. AMENDMENT; WAIVER. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing signed by, or on behalf of, the Company and holders of more than 50% of the outstanding Warrants or, in the case of a waiver, the party to be bound thereby (which, in the case of the Holders of the Warrants, shall require Holders of more than 50% of the outstanding Warrants).

         Section 6.09. GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS OF EACH PARTY ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

         Section 6.10. COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         Section 6.11. [Reserved]

         Section 6.12. SPECIFIC PERFORMANCE. Each Holder shall have the right to specific performance by the Company of the provisions of this Agreement, in addition to any other remedies that it may have at law or in equity. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Agreement by the Holders of the Warrants or the Underlying Common Stock.

         Section 6.13. FILINGS. The Company shall, at its own expense and to the extent it is reasonably able to do so, promptly execute and deliver, or cause to be executed and delivered, to any Holder of Warrants all applications, certificates, instruments and other documents that such Holder may reasonably request in connection with the obtaining of any consent, approval, qualification or authorization of any Federal, state or local government (or any agency or commission thereof) necessary or appropriate in connection with, or for the effective exercise of, any Warrants then held by such Holder, in each case subject to such confidentiality obligations as the Company may reasonably impose on such Holder; provided, however, that the Company shall not be required to qualify to do business in, or provide a general consent to service of process in, any jurisdiction in which it is not already qualified to do business and shall not be required to register the Warrants or the Underlying Common Stock under any federal or state securities laws except as otherwise required under any registration rights agreement (or similar agreement) to which the Company may be a party from time to time.

         Section 6.14. OTHER TRANSACTIONS. Nothing contained herein shall preclude the Holder from engaging in any transaction, in addition to those contemplated by this Agreement, with the Company or any of its Affiliates in which the Company or such Affiliate is not restricted hereby from engaging with any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date fast above written.


                                       MCM CAPITAL GROUP, INC.

                                       By: /S/ Gregory G. Meredith
                                       ------------------------------
                                       Name:   Gregory G. Meredith
                                       Title:  Secretary




                                       TRIARC COMPANIES, INC.

                                       By: /s/ John L. Barnes, Jr.
                                       ------------------------------
                                       Name:   John L. Barnes, Jr.
                                       Title:  Executive Vice President

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]


THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, AND NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER, UNLESS (i) SUCH TRANSFER IS MADE IN CONNECTION WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER HEREOF THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, THE RULES AND REGISTRATIONS IN EFFECT THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN A WARRANT AGREEMENT, DATED AS OF JANUARY 12, 2000, AS THEREAFTER AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

                             MCM CAPITAL GROUP, INC.

                               WARRANT CERTIFICATE


                          Dated as of ---------,-------


                WARRANTS TO PURCHASE -------SHARES OF COMMON STOCK

Certificate No.----
Number of Warrants:----------

         MCM CAPITAL GROUP, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, TRIARC COMPANIES, INC., or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant shall entitle the registered holder thereof (the "Holder"), during the time periods specified below and subject to the provisions contained herein and in the Warrant

Agreement (as defined below), to receive from the Company one share of Common Stock, par value $0.01 per share, of the Company ("Common Stock"), subject to adjustment upon the occurrence of certain events as more fully described in the Warrant Agreement, at an exercise price of $0.01 per share. The Warrants shall be exercisable beginning on the date of issuance through January 12, 2005 (the "Expiration Date"). This Warrant Certificate shall terminate and become void as of the close of business on the Expiration Date.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of January 12, 2000 (as thereafter amended, modified or supplemented, the "Warrant Agreement"), among the Company and Triarc Companies, Inc., and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof, which applicable terms and provisions are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations thereunder of the Company and the Holders of the Warrants.

         The number of shares of Common Stock issuable upon the exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement.

         All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issue and upon payment of the Exercise Price in accordance with the terms set forth in the Warrant Agreement, be duly and validly issued and fully paid and non-assessable.

         In order to exercise a Warrant, the Holder hereof must surrender this Warrant Certificate at the office of the Company, with the Form of Election to Purchase attached hereto appropriately completed and duly executed by the Holder hereof, all subject to the terms and conditions hereof and of the Warrant Agreement.

         All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at MCM Capital Group, Inc., 4302 East Broadway, Phoenix, Arizona 85042, Attention: Secretary.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its officers thereunto duly authorized as of the date first written above.

                                         MCM CAPITAL GROUP, INC.

                                         By:
                                         ------------------------------
                                         Name:
                                         Title:

                          FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder to Exercise Warrants Evidenced by the Foregoing Warrant Certificate)

To:  MCM Capital Group, Inc.

The undersigned hereby irrevocably elects to exercise the Warrants evidenced by the foregoing Warrant Certificate for, and to acquire thereunder, one full share (subject to adjustment) of Common Stock issuable upon exercise of each such Warrant, all on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to. The undersigned hereby surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name of the undersigned at the address specified below and delivered thereto.

Address:  ----------------------------------------------------------
          ----------------------------------------------------------
          ----------------------------------------------------------
                         (Include Zip Code)

Name of Holder:----------------------------------------------------------
                          (Please Print)


By: ----------------------------------------------------------
                           (Signature)*


(Name:)-------------------------------------------------------

(Title:)-------------------------------------------------------

 Dated:----------------------

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned Holder of the foregoing Warrant Certificate hereby sells, assigns and transfers(1) unto each assignee set forth below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the foregoing Warrant Certificate not being assigned hereby) all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set forth opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants and the shares of Common Stock issuable upon exercise of said Warrants:


Name of Assignee: -------------------------------------------------------
                                   (Please Print)


Address:          -------------------------------------------------------

                  -------------------------------------------------------

                  -------------------------------------------------------
                                  (Include Zip Code)

Number of Warrants: -------------------------

and does hereby irrevocably constitute and appoint the Company the undersigned's attorney-in-fact to make such transfer on the books of the Company maintained for that purpose, with full power of substitution in the premises.





-----------------------
(1) THE SECURITIES EVIDENCED BY THE FOREGOING WARRANT CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN THE WARRANT AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPILED WITH.

If the total number of Warrants transferred shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

Dated: -------------------------


Name of Holder:    -------------------------------------------------------
                                        (Please Print)

                    -------------------------------------------------------
                                         (Signature)*


 (Name:)-------------------------------

(Title:)-------------------------------


                                       2